Investor Presentation Symbol: SRCE www.1stsource.com

Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward- looking statements. Forward-looking Statement Disclosure 2

 $4.9 billion bank holding company  Headquartered in South Bend, IN, serving Northern Indiana and Southwest Michigan  Celebrating 150 years, with a history dating to 1863  Diversified business model, offering personal and business banking, specialty finance, investment management, trust & estate planning, insurance sales and mortgage banking operations  National specialty finance markets include aircraft, construction equipment, medium and heavy duty trucks, and leasing and rental car agencies  1st Source Corporation Locations − 78 community bank centers in 17 counties with 2 new bank centers under construction in Fort Wayne − 9 trust & wealth management locations − 8 insurance locations − 21 specialty finance locations nationwide 1st Source Corporation Company Overview Community Banking Franchise 3

History, Values, Mission, and Vision 4

Community Banking Market Area 5 Higher education Regional medical hub Medical devices Recreational vehicle manufacturing Agriculture Steel production Distribution hub 17 – County Market Market Households 780,424 Client Households 99,205 Penetration 12.7% Businesses 74,634 Business Clients 14,356 Penetration 19.2% As of December 31, 2013

 Aircraft Financing − Aircraft financing consists of financings for new and used general aviation aircraft (including helicopters) for private and corporate aircraft users, aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators  Auto and Light Truck Division − Auto/light truck rental consists of financings to automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicles  Construction Equipment Financing − Construction equipment financing includes financing of equipment (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) to the construction industry  Medium and Heavy Duty Truck Division − The medium and heavy duty truck division provides financing for highway tractors and trailers and delivery trucks to the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills Specialty Finance Group Services 6

Financial Results 7

1.54 1.71 1.72 1.80 1.93 1.91 2.00 1.60 1.42 1.30 1.15 1.08 1.12 0.99 0.43 0.48 0.54 0.62 0.69 0.66 0.73 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2009 2010 2011 2012 2013 2013 YTD 2014 YTD % DDA Total Deposits $3.57 $3.61 $3.56 $3.57 $3.70 $3.69 $3.72 12.0% 13.4% 15.2% 17.2% 18.7% 18.0% 19.5% Deposit Franchise DDA CD & IRA Savings & Now 8 Average Deposit Composition Over Time ($B)

Deposit Franchise 9 1.78% 1.24% 0.87% 0.61% 0.45% 0.49% 0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Cost of Total Average Deposits (%)

Aircraft financing $733M 40% Auto and light truck $471M 26% Construction equipment financing $370M 20% Medium and heavy duty truck $243M 14% Specialty Finance $1.8B 49%Personal Community Banking $0.6B 16% Business Community Banking $1.3B 35% Loan Portfolio (6/30/14) Specialty Finance Loans (6/30/14) Total Loans = $3.7B Specialty Finance = $1.8B Loan Mix Note: Business Community Banking includes commercial & agricultural loans, as well as commercial real estate loans. Personal Community Banking includes residential real estate loans, as well as consumer loans. Specialty Finance includes auto and light truck loans, medium and heavy duty truck loans , aircraft financing loans and construction equipment financing loans. 10

Medium and heavy duty truck $243M 7% Construction equipment financing $370M 10% Aircraft financing $733M 20% Auto and light truck $471M 13% Commercial and agricultural loans $720M 19% Commercial real estate $602M 16% Residential real estate $455M 12% Consumer $129M 3% Medium and heavy duty truck $0.1M 0% Construction equipment financing $1.1M 3% Aircraft financing $1.2M 4% Auto and light truck $0.1M 0% Commercial and agricultural loans $22.8M 69% Commercial real estate $5.0M 15% Residential real estate $2.2M 7% Consumer $0.5M 2% Loans By Type (6/30/14) NPLs(1) By Type (6/30/14) Total Loans = $3.7B Total NPLs(1) = $33.0M Loan Distribution and Performance (1) NPLs include nonaccrual loans and loans past due 90 days or more and still accruing. 11

Loan Portfolio 12 627 614 606 652 701 693 729 234 309 373 414 423 419 408 342 304 268 271 302 289 352 321 266 220 217 218 209 239 593 539 551 568 651 649 705 579 584 569 546 571 564 589 340 392 396 437 450 444 456 119 102 96 104 118 114 125 $0 $625 $1250 $1875 $2500 $3125 $3750 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Commercial & Agricultural Consumer Total Loans and Leases Construction Aircraft Medium & Heavy Duty Truck Auto & Light Truck Commercial Real Estate Residential Real Estate $3155 $3110 $3079 $3209 $3434 $3381 $3603 Average Composition Over Time ($MM)

Loan Yields 13 5.44% 5.53% 5.33% 5.02% 4.69% 4.73% 4.44% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Return on Net Loans and Leases (%)

Credit Quality 14 2.85 2.83 2.64 2.50 2.35 2.45 2.38 3.15 2.81 2.28 1.25 1.29 1.01 1.08 0.72 0.66 0.27 0.13 0.02 0.03 (0.03) (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs * Note: YTD 2013 & 2014 net charge-offs shown as rolling four quarter annual % of Net Loans and Leases

Net Interest Margin (FTE) 15 132.0 150.9 150.9 153.8 158.6 77.5 79.7 3.14 3.59 3.69 3.69 3.67 3.64 3.59 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Net Interest Income ($MM) Net Interest Margin (%)

Trust fees 25% Equipment rental income 21% Other income 17% Debit card income 12% Service charges on deposit accounts 11% Mortgage banking income 7% Insurance commissions 7% Noninterest Income Composition YTD at 6/30/14 = $38.6M Diverse Sources of Noninterest Income 16 Assets Under Management of $3.9B Insurance commissions provide additional diversification YTD at 6/30/13 = $39.1M Trust fees 22% Equipment rental income 21% Other income 18%Debit card income 11% Service charges on deposit accounts 12% Mortgage banking income 9% Insurance commissions 7% Assets Under Management of $3.8B

Noninterest Income to Total Revenue 17 33.7% 30.9% 29.5% 30.3% 29.0% 29.8% 28.9% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Note: Noninterest income to total revenue has been adjusted for equipment lease depreciation. Stable Source of Revenue

Personnel expense 54% Other expense 46% YTD at 6/30/14 = $70.4M Noninterest Expense 18 YTD at 6/30/13 = $72.3M Personnel expense 54% Other expense 46% Efficiency ratio: 61.03% Efficiency ratio: 57.01% Noninterest Expense Composition

Net Income and Earnings Per Share 19 25.49 41.24 48.20 49.63 54.96 26.35 28.13 0.79 1.21 1.96 2.02 2.23 1.07 1.15 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $10 $20 $30 $40 $50 $60 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Net Income EPCS (Diluted) ($MM) Record Net Income

1.39% 1.75% 1.75% 1.82% 1.84% 1.91% 1.99% 1.44% 1.67% 1.63% 1.72% 1.47% 1.68% 1.57% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2009 2010 2011 2012 2013 2013 YTD 2014 YTD 1st Source US Banks with $3B - $10B in Assets Pre-tax, Pre-provision (PTPP) Return on Average Assets (ROAA) Note: PTPP ROAA is a non-GAAP financial measure and is calculated as pre-tax net income plus provision for loan and lease losses divided by average assets. Data from SNL Financial. 20

Strong Capital Position 21 17.72% 15.34% 16.51% 15.57% 15.86% 15.55% 15.28% 12.74% 10.39% 11.72% 11.47% 12.08% 11.76% 11.73% 8.43% 9.12% 10.18% 10.56% 10.76% 10.56% 10.50% 4.0% 8.0% 12.0% 16.0% 20.0% 2009 2010 2011 2012 2013 2013 YTD 2014 YTD Total Risk-Based Capital/ Risk-Weighted Assets Tier 1 Leverage Ratio Tangible Common Equity/ Tangible Assets 10% = “Well Capitalized” 5% = “Well Capitalized”

$0.38 $0.45 $0.53 $0.56 $0.58 $0.59 $0.61 $0.64 $0.66 $0.68 $0.53 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 YTD Common Dividends per Share 22

Tangible Book Value Per Common Share 23 $13.99 $15.01 $15.56 $16.44 $18.02 $19.43 $20.52 $21.30 $10.00 $15.00 $20.00 $25.00 2007 2008 2009 2010 2011 2012 2013 2014 YTD Consistent Growth

Performance Recognition 24

 Consistent and superior financial performance  Seasoned executive management team  Diversification of product mix and geography with asset generation capability  Leading market share in community banking markets  Stable credit quality, strongly reserved  Strong capital position provides opportunity for increased shareholder return showcased by 26 consecutive years of dividend growth  Potential growth in new market areas  Balance Sheet is asset sensitive – positioned for rising rates over time Investment Considerations 25

Contact Information 26 Christopher J. Murphy III Chairman of the Board, President and CEO (574) 235-2711 Murphy-C@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 ShortA@1stsource.com